Exhibit 99.1

Dowling &
Partners Investor Presentation March 1, 2005

Safe Harbor Statement

Cautionary Statement under “Safe Harbor,” Provision of the Private Securities Litigation Act of 1995: This presentation contains various forward-looking statements and includes assumptions concerning our operations, future results and prospects. Statements included herein, as well as statements made by or on our behalf in press releases, written statements or other documents filed with the Securities and Exchange Commission (the “SEC”), or in our communications and discussions with investors and analysts at this conference or in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 as amended. These forward-looking statements, identified by words such as “intend,” “believe,” “anticipate,” or “expects” or variations of such words or similar expressions are based on current expectations and are subject to risk and uncertainties. In light of the risks and uncertainties inherent in all future projections, the inclusion of forward-looking statements in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved. We caution investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements. For further information regarding cautionary statements and factors affecting future operating results, please refer to PXRE Group’s public filings with the SEC.

Non-GAAP Financial Measures

In certain instances when presenting PXRE’s results, management has included and discussed certain “non-GAAP” financial measures. For example, operating income excludes after-tax realized investment gains and losses and foreign exchange gains and losses, as well as other non-recurring items. These excluded items may be material in a period. Management believes that providing non-GAAP financial measures such as operating income provides useful information regarding PXRE’s results of operations consistent with industry practices which enables investors, security analysts and rating agencies to make performance comparisons with PXRE’s competitors. The reconciliation of such non-GAAP financial measures to the applicable GAAP financial measures is included in PXRE’s press releases.

Business Overview
Jeff Radke CEO

The PXRE Franchise

Highly-focused provider of property catastrophe and risk excess reinsurance to the worldwide marketplace

Established in 1986; the longest tenured short-tail specialist reinsurer

One of the leading property retrocessional writers in the world

Strong underwriting team with proven long-term track record

Operations in Bermuda, U.S., Europe and Barbados

Sound balance sheet, over $860 million of capital and more than $1.4 billion in total assets

“A” rated by both A.M. Best and S&P

Well positioned to benefit from attractive fundamentals in the property catastrophe reinsurance and retrocessional business

Proven Strategy

Focus on core, profitable short-tail segments

Maintain strict risk controls

Apply extensive technical analysis to underwriting

Continue disciplined management of capital across underwriting cycles

A proven strategy, generating superior underwriting results and attractive returns on capital over the long-term

Experienced and Talented Team

Underwriters have an average of 22 years of underwriting experience

Management and Directors own 7%(1); their interests are aligned with shareholders

		Years of
Officer	Title / Responsibility	Experience

Jeffrey Radke	CEO and President	16

Gerald Radke	Chairman	35

Guy Hengesbaugh	Chief Operating Officer	19

John Modin	EVP, CFO	17

John Daly	EVP, International Operations	27

Peter Kiernan	SVP, North America Operations	15

Andrew Stapleton	SVP, Marine and Aerospace	16

Bruce Byrnes	General Counsel	11

(1) On a fully diluted basis, including all unvested options.

Attractive Market Fundamentals

Recent Events	Improved 2005 Market Outlook

2004 Hurricane Season	Expect 10% growth in cat & risk earned premiums

4 of top 6 U.S. hurricane losses in history	Expect 15% growth, excluding reinstatement premiums

Large Caribbean losses	Rate increases – overall increase of 5% to 8%

Japanese Typhoons	Retrocession – increase of 10% to 13%

Additional property losses for international reinsurers	North America – increase of 2% to 4%

Industry exposure approximates $2-4 billion	International – decrease of 5% to 8%

Asian Tsunami (December 2004)	Additional demand from retro and catastrophe customers

Windstorm Erwin (January 2005)	Utilizing all of the primary proceeds raised during late 2004

Recent events resulted in more attractive pricing environment for the 2005 renewal season

Sources: Benfield, Sigma and PCS.

Retro Market Leader

PXRE is among the top 4 retrocessional market participants worldwide

Retro business is a unique niche with fewer competitors than traditional reinsurance

Underwriting retrocessional business requires specialized skills

PXRE’s proprietary models and market tenure allow it to successfully underwrite despite the lack of transparency

Client relationships are critical

Retro business has higher returns than traditional catastrophe reinsurance

Proven Performance Through the Cycle

Cumulative Cat & Risk Loss Ratio 1987 to Present = 51%

Focus on Catastrophe & Retrocessional Markets

($ in millions)	Property Catastrophe	Property Retrocession	Specialty Risk	Property Risk Excess

NPW 2004(1)	$173	$106	$31	$26

Exposures	Wind/Earthquake U.S., Europe, Japan, Caribbean	Wind/Earthquake U.S., Europe, Japan, Caribbean	Aviation, Satellite, Marine	Industrial Risk Energy Generation

Commentary	Large International book	Relationships and experience are critical	Aviation market strong	Heterogeneous market
	North American book growing	Proprietary models required	Capacity shortage in satellite business	Information quality is an issue
		Data quality improving	Marine terms unattractive	Highly variable expected returns

Pricing	North America up low single digits; International down 5% to 8%	Rates up 10% - 13%	Rates up in satellites and down (but attractive) in aviation	Rates flat; improving in areas affected by losses

(1) Before ceded excess premiums.

Geographically Diversified Business Mix

By Line of Business	By Geography

2004 NPW = $307 million

2005 Projected NPW

Superior Underwriting Technology and Risk Management

Crucible

Risk management system

Combines proprietary retro and other models with 3rd party models

Capital allocated to each deal based on profitability and correlation

Allows 3rd party model optimization

Cap on zonal aggregates

Based on contractual limits
Monitored dynamically by Crucible

Risk limits

Set to ensure ability to capitalize after the event
Percent of capital varies with market conditions

Financial Overview
John Modin CFO

Financial Strategy

Superior financial strength ratings

Rated “A” by S&P and A.M. Best

Conservative investment philosophy

Disciplined capital management

Subordinated debt (trust preferred) to capital ratio of 19%

Current dividend yield of 1%

Only underwriting risk varies with the cycle

Target ROE of 15% over the cycle

Financial Performance

	Year Ended December 31

($ in millions, except per share data)	2002	2003	2004
Selected Income Statement Items:

Gross Premiums Written	$367	$339	$346

Net Premiums Earned	269	321	308

Net Premiums Earned – Cat & Risk Excess	176	262	302

Net Investment Income	25	27	26

Underwriting Income – Cat & Risk Excess	108	160	70

Net Income	$65	$97	$23

Earnings per Share(1)	$3.28	$4.10	$0.82

Selected Ratios:

Loss Ratio	47%	49%	74%

Expense Ratio	31%	26%	24%

Combined Ratio	78%	75%	98%

Loss Ratio on Cat & Risk Excess	28%	27%	66%

Hurricanes added 44 loss points to the year ended December 31, 2004

(1) Fully diluted earnings per adjusted share.

Strong Balance Sheet

	As of December 31,
($ in millions, except per share data)	2003	2004
Assets:
Investments	$947	$1,150
Reinsurance Receivables	162	69
Other Assets	251	235

Total Assets	$1,360	$1,454

Liabilities:
Loss Reserves	$451	$460
Debt	157	167
Other Liabilities	187	130

Total Liabilities	$795	$757

Shareholders’ Equity:
Convertible Preferred	172	164
Common Equity	393	533

Total Shareholders’ Equity	565	697

Total Liabilities and Shareholders’ Equity	$1,360	$1,454

Post-March 2005 Conversion Capital Structure

Total Capital	Shareholders’ Equity

($ in millions, except per share data)	12/31/2004	03/31/2005

Shareholders’ Equity:
Convertible Preferred	164	63	(1)
Common Equity	533	634	(2)

Total Shareholders’ Equity	$697	$697	(3)

Notes
(1) 8% Cash pay coupon, equivalent to 4.6 million fully diluted shares
(2) Assuming $13.40 conversion price, 7.6 million shares convert, total common o/s 28.1 million
(3) Total fully diluted shares o/s 32.7 million

Total Capital $864 million; Fully diluted shares 32.7 million

Recent Initiatives Significantly Improve Financial Position

Assets

Reinsurance receivables reduced by 57% from 2003 to 2004

Only $2.2 million of reinsurance receivables due from reinsurers rated less than A-, without collateral, or non-current

$200 million transfer of capital from PXRE US to PXRE Bermuda during 2004

Liabilities

Loss reserves vetted by third-party actuarial firm

During 2004, reduced GL reserves by 65% and finite reserves by 43% through commutations and loss payments

Shareholders’ Equity

Raised $98 million of primary capital in late 2004

$101 million of convertible preferred to convert in March 2005 – only $63 million of converts remain

Cash dividends replace PIK dividends starting in 2Q 05

Key Operating Metrics Show Strength of Business

Combined Ratio	Return on Equity

ROEs in the low 20s in core Cat & Risk business from 2002 - 1H 2004

Prudent Investment Philosophy

Capital preservation is key goal	Investment Portfolio

High quality, low duration fixed income portfolio supplemented by a small fund-of-funds hedge fund portfolio

Very low correlation between underwriting and financial risks

Detailed portfolio guidelines and controls – diligent monitoring

Third party investment managers:
Hedge Fund Portfolio
Gen Re New England Asset Management (GRNEAM) – match liabilities with high quality fixed income securities

Mariner Investments – manages alternative investments focusing on strategies with better risk adjusted returns than straight equity or fixed income portfolios

Fixed Income Portfolio – risk averse to interest rate and credit risks

Strong Financial Position & Excellent Outlook

2005 operating income guidance of $4.50 to $5.00 per share

ROE range of 19% to 21%

15% premium growth excluding reinstatements expected in 2005

Improved, less dilutive, capital structure

Financial strength as strong as its ever been

No significant capital returns expected during 2005